 Exhibit 10.6

Spousal Consents

I, CUI Haijing, (Citizen of the People's Republic of China; ID Card No.: 23230219861214732X), is the lawful spouse of LIU Tongbo (Citizen of the People's Republic of China; ID Card No.: 510402198603030913, the “My Spouse”). I hereby confirm and agree that the equity held by My Spouse presently and in the future (hereinafter referred to as “Equity and Interest”) is the personal property of My Spouse, do not form the common property of me and My Spouse and can be disposed solely by My Spouse:

1) The equity of Tianjin Shangde Online Education Technology Co., Ltd. (the “Tianjin Shangde”);

I hereby unconditionally and irrevocably waive any foregoing Equity and Interest, or any rights or Equity and Interest of the corresponding assets thereof which may be granted to me by any applicable laws, promise not to propose any claim regarding the foregoing Equity and Interest and the corresponding assets thereof, including proposing that the any of the foregoing Equity and Interest and its corresponding assets constitute the common property of me and My Spouse, and based upon such proposition, further claiming to participate in the routine operation management of the Shareholding Platform or Tianjin Shangde or affecting in any manner any decision made by My Spouse.

I further confirm, promise and warrant that under any circumstance, My Spouse shall have the right to independently dispose any of the foregoing Equity and Interest he holds, and that I will not take any action that may affect or prevent the performance by My Spouse of the obligations under any transaction or transaction documents in connection with the foregoing Equity and Interest (including but not limited to, the series of controlling agreements signed by Tianjin Shangde and its shareholders and

Tianjin Studyvip Education Co. Limited).

The conclusion, validity, interpretation, performance, modification, termination and dispute settlement shall be governed by the laws of China. All parties to this Letter agree that any dispute arising out of the interpretation and performance of this Spousal Consents shall be firstly settled through amicable negotiations, or in case it cannot be settled within Thirty (30) days after one party issues a written notice to the other parties to the effect of requesting settlement through negotiations, either party may submit the dispute to China International Economic and Trade Arbitration Commission for arbitration subject to its then-currently effective arbitration rules. The arbitration shall be conducted at Beijing. The language of the arbitration shall be in English. The arbitration award shall be final and binding upon the parties.

This Spousal Consents is signed on the 21st day of May, 2018.

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[This page is the signature page to the Spousal Consents]

Signature:/s/ CUI Haijing

Name: CUI Haijing

LIU Tongbo hereby agrees and accepts this Spousal Consents:

Signature: /s/ LIU Tongbo

Name: LIU Tongbo

Spousal Consents - Signature Page

Spousal Consents

I, CHU Yanyan, (Citizen of the People's Republic of China; ID Card No.: 232103197811160309), is the lawful spouse of YIN Jianhong (Citizen of the People's Republic of China; ID Card No.: 370684197703270054, the “My Spouse”). I hereby confirm and agree that the equity held by My Spouse presently and in the future (hereinafter referred to as “Equity and Interest”) are the personal property of My Spouse, do not form the common property of me and My Spouse and can be disposed solely by My Spouse:

1) The equity of Tianjin Shangde Online Education Technology Co., Ltd. (the “Tianjin Shangde”);

I hereby unconditionally and irrevocably waive any foregoing Equity and Interest, or any rights or Equity and Interest of the corresponding assets thereof which may be granted to me by any applicable laws, promise not to propose any claim regarding the foregoing Equity and Interest and the corresponding assets thereof, including proposing that the any of the foregoing Equity and Interest and its corresponding assets constitute the common property of me and My Spouse, and based upon such proposition, further claiming to participate in the routine operation management of the Shareholding Platform or Tianjin Shangde or affecting in any manner any decision made by My Spouse.

I further confirm, promise and warrant that under any circumstance, My Spouse shall have the right to independently dispose any of the foregoing Equity and Interest he holds, and that I will not take any action that may affect or prevent the performance by My Spouse of the obligations under any transaction or transaction documents in connection with the foregoing Equity and Interest (including but not limited to, the series of controlling agreements signed by Tianjin Shangde and its shareholders and

Tianjin Studyvip Education Co. Limited.).

The conclusion, validity, interpretation, performance, modification, termination and dispute settlement shall be governed by the laws of China. All parties to this Letter agree that any dispute arising out of the interpretation and performance of this Spousal Consents shall be firstly settled through amicable negotiations, or in case it cannot be settled within Thirty (30) days after one party issues a written notice to the other parties to the effect of requesting settlement through negotiations, either party may submit the dispute to China International Economic and Trade Arbitration Commission for arbitration subject to its then-currently effective arbitration rules. The arbitration shall be conducted at Beijing. The language of the arbitration shall be in English. The arbitration award shall be final and binding upon the parties.

This Spousal Consents is signed on the 21st day of May, 2018.

[The remainder of this page is intentionally left blank]

[This page is the signature page to the Spousal Consents]

Signature: / s/ CHU Yanyan

Name: CHU Yanyan

YIN Jianhong hereby agrees and accepts this Spousal Consents:

Signature: /s/ YIN Jianhong

Name: YIN Jianhong